UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2017

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

March 2017 Private Placement

On March 15, 2017, TOMI Environmental Solutions, Inc. (the "Company") entered into subscription agreements (the "Subscription Agreements"), pursuant to which it issued to certain accredited investors (the "Investors") unregistered senior callable convertible promissory notes (the "Notes") and three-year warrants (each, a "Warrant") to purchase an aggregate of 833,333 shares of the Company's common stock, par value $0.01 per share ("Common Stock") at an exercise price of $0.69 per share (the "Warrant Shares"), in exchange for aggregate gross proceeds of $5.3 million (the "March 2017 Private Placement"). The closing of the March 2017 Private Placement occurred on March 15, 2017.

Subscription Agreement

Pursuant to the terms of the Subscription Agreements, the Company agreed to sell and issue the Notes and Warrants to the Investors and each Investor agreed to pay $100,000 for each $100,000 of principal amount of Notes and associated Warrants to purchase 16,666.66 shares of Common Stock for each $100,000 of principal amount of Notes purchased by such Investor. The Subscription Agreements contain representations and warranties of the Investors and the Company that are typical for transactions of this type. The Company agreed to use the proceeds from the sale of the Notes and Warrants for research and development, international product registration, expansion of its internal sales force, marketing, public relations, expansions of its U.S. Environmental Protection Agency label and for working capital and general corporate purposes.

Notes

The Notes bear interest at a rate of 4% per annum and mature on August 31, 2018, unless earlier redeemed, repurchased or converted. The Notes will rank senior to all of the Company's unsecured debt. The Notes are convertible at the option of the holder into Common Stock at a conversion price of $0.54 per share (as subject to adjustment therein). From and after September 1, 2017, the Company may redeem the Notes at any time prior to maturity at a price equal to 100% of the outstanding principal amount of the Notes to be redeemed, plus accrued and unpaid interest as of the redemption date. Interest on the Notes is payable semi-annually in cash on February 28 and August 31 of each year, beginning on August 31, 2017.

An event of principal payment default will occur under the Notes in the event the Company has not paid the principal amount of any Note by the maturity date, and an event of other payment default will occur if the Company fails to make any interest payment due under any Note when due, files a voluntary petition in bankruptcy or winds up its operations. If any of the foregoing defaults continue and have not been remedied within 15 calendar days, the holder of such Note may request in writing that all or a part of such holder's Note is converted into shares of Common Stock at the conversion price of $0.54 per share.

Warrants

Each Warrant is exercisable immediately for cash. The Warrants also provide that the exercise price of each Warrant will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events.

The Warrants issued to the Investors were not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and were offered and will be sold and issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder ("Regulation D"). The shares issuable to Investors upon conversion of the Notes and the Warrant Shares issuable to Investors upon exercise of the Warrants were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Investor was an accredited investor (as defined in Rule 501 of Regulation D) at the time of the March 2017 Private Placement.

The forms of Note and Warrant are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of these instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more fully described in Item 1.01 above, which disclosure regarding the Notes and Warrants is incorporated by reference herein, on March 15, 2017, the Company issued the Notes and the Warrants to the Investors pursuant to the Subscription Agreements.

Item 3.02.  Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Notes and Warrants is incorporated by reference herein, on March 15, 2017, the Company issued the Notes and the Warrants to the Investors pursuant to the Subscription Agreements. The issuance of the Note is, and upon conversion of the Note on its terms, the issuance of the shares of Common Stock upon such conversion will be, and the issuance of the Warrant is, and upon exercise of the Warrant on its terms, the issuance and sale of the Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Investors, which included, in pertinent part, that the recipient is an "accredited investor", as that term is defined in Rule 501 of Regulation D, who is acquiring the Note and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such the investor understands that the Note and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 8.01.  Other Events.

On March 20, 2017, the Company issued a press release regarding the March 2017 Private Placement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Form of Note
4.2	Form of Warrant
99.1	Press Release dated March 20, 2017
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: March 21, 2017	By:	/s/ Halden Shane
Halden Shane
Principal Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Note
4.2	Form of Warrant
99.1	Press Release dated March 20, 2017
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